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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

Kenexa Corporation,
Wayne, Pennsylvania

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-129475) of Kenexa Corporation of our report dated February 21, 2006, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO Seidman, LLP

BDO Seidman, LLP
Philadelphia, Pennsylvania

February 22, 2006

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm